UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Today at our 2019 Annual Meeting of Shareholders, Buckner Woodford IV announced his resignation as a director and Chairman of the Board effective December 31, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders

The registrant's 2019 Annual Meeting of Shareholders was held May 21, 2019.  Matters voted upon were (1) ratification of the Board's selection of Crowe LLP as the Company's independent registered public accounting firm for the ensuing year, (2) election of directors, (3) proposal for an amendment to the Company’s amended and restated Articles of Incorporation to increase the number of authorized shares of common stock to 20,000,000, (4) proposal to adopt the 2019 Stock Award Plan and (5) non-binding advisory vote on the compensation paid its named executive officers.  The final number of votes cast with respect to each matter are set out below:

1)  Ratification of the Board's selection of Crowe LLP as the Company's independent registered public accounting firm for the ensuing year:

Votes For	4,844,723
Votes Against	54,856

2)  Election of the following nominees to the Company's Board of Directors for the ensuing year:

	Votes For	Votes Withheld	Broker Non-votes
B. Proctor Caudill, Jr.	2,607,690	362,460	1,938,796
Louis Prichard	2,892,019	78,131	1,938,796
Woodford Van Meter	2,886,218	83,932	1,938,796

3)  Amendment to amended and restated Articles of Incorporation to increase the number of authorized shares of common stock to 20,000,000:

Votes For	4,626,002
Votes Against	231,867
Votes Abstained	50,555
Broker Non-votes	522

4)  Adoption of the 2019 Stock Award Plan:

Votes For	2,793,422
Votes Against	160,946
Votes Abstained	15,782
Broker Non-votes	1,938,796

5)  Non-binding advisory vote on the compensation paid its named executive officers:

Votes For	2,816,877
Votes Against	97,723
Votes Abstained	55,550
Broker Non-votes	1,938,796

The following directors have a term of office that will continue following the Annual Meeting:  Henry Hinkle, Ted McClain, Jack W. Omohundro,  Edwin S. Saunier, Robert G. Thompson, and Buckner Woodford IV.

The total number of Common Shares outstanding as of March 15, 2019, the record date for the Annual Meeting of Shareholders, was 5,981,326.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: May 22, 2019	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer